EXHIBIT 25.1
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                                                               ---------

                      CHECK IF AN APPLICATION TO DETERMINE
           ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) [ ]
                                                               ---------

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

Not Applicable                                                  94-1347393
(State of incorporation                                       I.R.S. employer
if not a U.S. national bank)                                 identification no.)

505 Main Street, Suite 301
Fort Worth, Texas                                                        76102
(Address of principal executive offices)                              (Zip code)

                              Wells Fargo & Company
                          Law Department, Trust Section
                                  MAC N9305-172
                         Sixth and Marquette, 17th Floor
                              Minneapolis, MN 55479
                              (agent for services)
                                    ---------

                               GASCO ENERGY, INC.
                            GASCO PRODUCTION COMPANY
                           SAN JOAQUIN OIL & GAS, LTD.
                          RIVERBEND GAS GATHERING, LLC
                           MYTON OILFIELD RENTALS, LLC
               (Exact name of obligor as specified in its charter)

Nevada                                                        98-0204105
Delaware                                                      84-1461816
Nevada                                                        98-0213872
Nevada                                                        43-2049794
Nevada                                                        20-1202389
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               identification no.)


      8 Inverness Drive East, Suite 100
      Englewood, CO                                              80112
(Address of principal executive offices)                      (Zip code)

                                    ---------

               Debt Securities(Title of the indenture securities)


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Item  1.  General  Information.  Furnish  the  following  information  as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency,
          Treasury Department
          Washington, D.C. 20230

          Federal Deposit Insurance Corporation
          Washington, D.C. 20429

          Federal Reserve Bank of San Francisco
          San Francisco, CA 94120

      (b) Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

      None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.  Not applicable.

Item 16.  List of Exhibits.

Wells Fargo Bank incorporates by reference into this Form T-1 exhibits attached hereto.

Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated November 28, 2001.*

Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers. A copy of the Comptroller of the Currency Certificate of Corporate Existence (with Fiduciary Powers) for Wells Fargo Bank, National Association, dated November 28, 2001.*

Exhibit 4. Copy of By-laws of the trustee as now in effect.*

Exhibit 5. Not applicable.

Exhibit 6. The  consents of United  States  institutional  trustees  required by
     Section 321(b) of the Act.

Exhibit 7. Attached is a copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8. Not applicable.

Exhibit 9. Not applicable.

* Incorporated by reference to exhibit number 25 filed with registration statement number 333-87398.



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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Fort Worth and State of Texas on the 22nd day of September, 2005.

                                   WELLS FARGO BANK, NATIONAL ASSOCIATION

                                   By: /s/ Melissa Scott
                                       ---------------------------------
                                       Melissa Scott, Vice President



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                                    Exhibit 6

September 22, 2005

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request thereof.


                              Very truly yours,

                              WELLS FARGO BANK, NATIONAL ASSOCIATION

                              By: /s/ Melissa Scott
                                  ----------------------------------------
                                  Melissa Scott, Vice President



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                                    Exhibit 7


                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
               of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,
           at the close of business June 30, 2005, filed in accordance with 12 U.S.C. ss.161 for National Banks.

                                                                                                              Dollar Amounts
                                                                                                                In Millions
                                                                                                              --------------
ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                                                        $ 13,712
         Interest-bearing balances                                                                                    1,968
Securities:
         Held-to-maturity securities                                                                                      0
         Available-for-sale securities                                                                               24,158
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                                                       1,518
         Securities  purchased  under  agreements  to resell                                                            905
Loans and lease financing receivables:
         Loans and leases held for sale                                                                              32,024
         Loans and leases, net of unearned income                                               249,760
         LESS: Allowance for loan and lease losses                                                2,336
         Loans and leases, net of unearned income and allowance                                                     247,424
Trading Assets                                                                                                        6,313
Premises and fixed assets (including capitalized leases)                                                              3,676
Other real estate owned                                                                                                 125
Investments  in  unconsolidated   subsidiaries  and  associated companies                                               330
Customers' liability to this bank on acceptances outstanding                                                             94
Intangible assets
         Goodwill                                                                                                     8,613
         Other intangible assets                                                                                      9,109
Other assets                                                                                                         14,151
                                                                                                                -----------
Total assets                                                                                                       $364,120
                                                                                                                ===========
LIABILITIES
Deposits:
         In domestic offices                                                                                       $255,501
                  Noninterest-bearing                                                            81,024
                  Interest-bearing                                                              174,477
         In foreign offices, Edge and Agreement subsidiaries, and IBFs                                               28,344
                  Noninterest-bearing                                                                 3
                  Interest-bearing                                                               28,341
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                                                  9,370
         Securities sold under agreements to repurchase                                                               3,423






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


                                                                                                                  Dollar Amounts
                                                                                                                   In Millions
                                                                                                                 ---------------

Trading liabilities                                                                                                     4,966
Other borrowed money
      (includes mortgage indebtedness and obligations under capitalized leases)                                        10,763
Bank's liability on acceptances executed and outstanding                                                                   94
Subordinated notes and debentures                                                                                       7,038
Other liabilities                                                                                                      10,508
                                                                                                                      -------
Total liabilities                                                                                                    $330,007

Minority interest in consolidated subsidiaries                                                                             64

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                                               0
Common stock                                                                                                              520
Surplus (exclude all surplus related to preferred stock)                                                               24,521
Retained earnings                                                                                                       8,517
Accumulated other comprehensive income                                                                                    491
Other equity capital components                                                                                             0
                                                                                                                     --------
Total equity capital                                                                                                   34,049
                                                                                                                     --------
Total liabilities, minority interest, and equity capital                                                             $364,120
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

I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                                                 Karen B. Martin
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Howard Atkins
Carrie Tolstedt                             Directors
Pat Callahan